SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 17, 1997

                                 Eurotech, Ltd.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)

    District of Columbia            000-22129                 33-0662435
    --------------------            ---------                 ----------
(State or Other Jurisdiction       (Commission              (IRS Employer
     of Incorporation              File Number)           Identification No.)

1200 Prospect Street, Suite 425, La Jolla, California            92037
-----------------------------------------------------            -----
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, 619-551-6844

Item 5.  Other Events.

            On November 17, 1997, Karl J. Krobath resigned as a director of the Company. The Company intends to fill the vacancy on its Board of Directors resulting from Mr. Krobath's resignation at the earliest practicable time.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Eurotech, Ltd.
                                           (Registrant)


Date:       December 2, 1997              By: /s/  Randolph Graves, Jr.
                                              --------------------------
                                                Randolph Graves, Jr.
                                                Chief Executive Officer


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